UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in
its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Securities registered pursuant to Section 12(b) of the Act:
Tile of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	“HAYN”	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2020, upon recommendation of the Compensation Committee of the Board of Directors of Haynes International, Inc. (the “Company”), the Board of Directors of the Company approved the Haynes International, Inc. 2020 Incentive Compensation Plan (the “2020 Plan”), and submittal of the 2020 Plan to the stockholders for their consideration and approval. On February 25, 2020, at the Company’s 2020 annual meeting of stockholders, the stockholders of the Company approved the 2020 Plan. The terms and conditions of the 2020 Plan are described on pages 47 through 53 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2020. This description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, is filed as an exhibit to this report, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 25, 2020, Haynes International, Inc. (the “Company”) held its annual meeting of stockholders. The following is a summary of the matters voted on at the meeting:

1.	The six nominees for director were elected to serve for a one-year term:

Nominee	For	Against/Withheld	Abstain	Non-Vote
Donald C Campion	10,718,574	546,738	1,581	369,174
Robert H. Getz	10,758,336	506,975	1,582	369,174
Dawne S. Hickton	10,876,087	389,225	1,581	369,174
Michael L. Shor	10,818,902	447,890	101	369,174
Larry O. Spencer	10,907,827	357,485	1,581	369,174
William P. Wall	10,696,928	568,383	1,582	369,174

2.	The appointment of Deloitte & Touche, LLP as the Company’s independent auditor for the fiscal year ending September 30, 2020 was ratified by the following stockholder vote:

For	Against/Withhold	Abstain	Non-Vote
10,707,587	578,558	349,922	0

3.	Approval of the Haynes International, Inc. 2020 Incentive Compensation Plan:

For	Against/Withhold	Abstain	Non-Vote
10,518,093	729,800	19,000	369,174

4.	On the advisory vote to approve the compensation of the Company’s Named Executive Officers, the stockholders voted for approval as follows:

For	Against/Withhold	Abstain	Non-Vote
10,872,056	375,491	19,346	369,174

Item 9.01.	Financial Statement and Exhibits

99.1	2020 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: February 27, 2020	By:	/s/ Janice Gunst
Janice Gunst
Vice President – General Counsel